OLD MUTUAL FUNDS I

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Asset Allocation Growth Portfolio

Supplement dated August 22, 2008

to the Prospectus dated November 19, 2007, as supplemented

This Supplement updates certain information contained in the currently effective Prospectus of the above named funds, series funds of Old Mutual Funds I. You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Underlying Funds

Each Fund is permitted to invest 0-30% of its assets in Old Mutual Heitman Global Real Estate Securities Fund. The following paragraph is added to the section of the Prospectus entitled “More About the Underlying Funds – Equity Funds”:

Old Mutual Heitman Global Real Estate Securities Fund – The investment objective of the fund is to seek total return through a combination of current income and capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of both U.S. and foreign real estate companies and companies related to the real estate industry. A company is considered to be principally engaged in the real estate industry if it derives at least 50% of its profits or revenues from the ownership, construction, development, management, financing, servicing, sale or leasing of real estate or has at least 50% of its assets in such real estate. Under normal circumstances, the fund invests at least 40% of its total assets in securities of issuers in foreign countries.

Distributor: Old Mutual Investment Partners

R-08-348 08/2008

OLD MUTUAL FUNDS I

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Asset Allocation Growth Portfolio

Supplement dated August 22, 2008

to the Statement of Additional Information dated November 19, 2007,

as supplemented

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) of the above named funds, series funds of Old Mutual Funds I. You should retain your SAI and all current supplements for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Factors Affecting the Value of Debt Securities

The following replaces in its entirety the first paragraph of the section of the SAI entitled “Permitted Investments and Risk Considerations – Debt Securities – Factors Affecting the Value of Debt Securities”:

The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values, and early repayment of principal on some mortgage-related securities that may expose a Fund to a lower rate of return upon reinvestment of principal. In periods of instability of the credit markets, the price of certain mortgage-related or asset-backed securities may be volatile. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The following is added after the last paragraph of the section of the SAI entitled “Permitted Investments and Risk Considerations – Debt Securities – Factors Affecting the Value of Debt Securities”:

Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as Fitch Ratings, Ltd., Moody’s Investor Services, Inc. and Standard & Poor’s Rating Services. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by a fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Due to the significant increase in the number and complexity of residential mortgage-backed securities (“RMBO”) and collateralized debt obligations (“CDO”), the risks associated with credit rating agencies’ ability to accurately rate RMBOs and CDOs may be greater than the risks associated with their ability to accurately rate other securities’ credit risk.

Collateralized Mortgage Obligations

The following is added after the section of the SAI entitled “Permitted Investments and Risk Considerations – Mortgage Backed Securities – Collateralized Mortgage Obligations (CMOs)”:

Taxable Mortgage Pools (Excess Inclusion Income).  An underlying fund may invest in U.S.–qualified REITs which may hold residual interests in certain mortgage pooling vehicles formed as REMICs and/or may enter into transactions that result in a portion of the REIT’s assets qualifying as a “taxable mortgage pool” for U.S. Federal income tax purposes.  Also, an underlying fund may make direct investments in REMIC residual interests.  The portion of an underlying fund’s income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as “excess inclusion income”) generally is required to be allocated by the underlying fund to shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

Under these rules, an underlying fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax under Section 511 of the Code on unrelated business taxable income (“UBTI”). To the extent that underlying fund shares owned by “disqualified organizations” are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the fund’s excess inclusion income allocable to fund shares held by the broker/dealer or other nominee on behalf of the “disqualified organizations.”  To the extent that disqualified organizations are the record owners of shares of an underlying fund, this tax will be imposed at the underlying fund level, and all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the underlying fund’s receipt of excess inclusion income.  However, to the extent permissible under the 1940 Act, a regulated investment company such as an underlying fund is permitted under Treasury Regulations to specially allocate this tax expense to the shares held by disqualified organizations to which it is attributable, without a concern that such an allocation will cause dividends paid by the regulated investment company to be preferential dividends.

In addition, with respect to underlying fund shareholders who are not nominees, the underlying fund must report excess inclusion income to shareholders in two cases:

•       If the excess inclusion income received by an underlying fund from all sources exceeds 1% of the fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

•       If an underlying fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the fund's taxable year exceeded 3% of the REIT's total dividends, the fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

Under these rules, the taxable income of any shareholder in an underlying fund can in no event be less that the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a “disqualified organization,” then this income is fully taxable as UBTI under the Code.  Charitable remainder trusts are not subject to tax under Section 511 of the Code on UBTI by receiving excess inclusion income from a fund.  If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder’s allocable share of a fund’s excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to its owners that are disqualified organizations.  Accordingly, investors should be aware that a portion of an underlying fund’s income may be considered excess inclusion income.

Compliance with these requirements will require an underlying fund to obtain significant cooperation from the REITs in which it invests, which cooperation cannot be assured.

Taxes

The following is added after the last paragraph of the section of the SAI entitled “Taxes – Fund Distributions”:

An underlying fund may invest in foreign corporations. If more than 50% of the value of an underlying fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the underlying fund may elect to pass through to the Funds the amount of foreign taxes paid by the underlying fund. If the underlying fund so elects, a Fund would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid by the underlying fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, a Fund would treat as foreign source income its pro rata share of such foreign taxes plus the portion of dividends received from the underlying fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by a Fund if it does not itemize deductions.

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Distributor: Old Mutual Investment Partners

R-08-349 08/2008

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